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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 1999

                         -------------------------------

                           Bethlehem Steel Corporation

                         -------------------------------

             (Exact name of registrant as specified in its charter)


            Delaware                    1-1941                24-0526133
(State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification No.)


                  1170 Eighth Avenue,
                Bethlehem, Pennsylvania                 18016-7699
       (Address of principal executive offices)         (Zip Code)


                                 (610) 694-2424
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other Events.
          -------------
      On December 30, 1999, the Board of Directors (the "Board") of Bethlehem Steel Corporation (the "Company") approved and adopted Amendment No. 2 to Rights Agreement ("Amendment No. 2"), dated as of December 30, 1999, between the Company and First Chicago Trust Company of New York (the "Rights Agent"), which Amendment No. 2 amends the Rights Agreement (the "Rights Agreement"), dated as of July 29, 1998, as amended by Amendment No. 1 thereto dated as of March 17, 1999, between the Company and the Rights Agent. Amendment No. 2 broadens the definition of "Acquiring Person" in the Rights Agreement to include a person or a group of affiliated or associated persons that (i) has filed a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (an "HSR Notice") in connection with a purchase of common stock of the Company ("Common Stock") and is or becomes the beneficial owner of 5% or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the Company, or (ii) holds 5% of the outstanding shares of Common Stock as of December 30, 1999 and thereafter files an HSR Notice in connection with a purchase of Common Stock and becomes the beneficial owner of an additional 1% or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the Company.

      A copy of Amendment No. 2 is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.

      The Company issued a press release announcing the approval and adoption of Amendment No. 2 on December 30, 1999, a copy of which is attached hereto as
Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------
(c) Exhibits.

Exhibit No.         Exhibit
-----------         -------
     4              Amendment No. 2 to Rights Agreement, dated as of December
                    30, 1999, between Bethlehem Steel Corporation and First
                    Chicago Trust Company of New York, as Rights Agent.

    99.1 Press Release of the Company dated December 30, 1999, announcing the approval and adoption of Amendment No. 2.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BETHLEHEM STEEL CORPORATION,

                                         By: /s/ G. L. Millenbruch
                                             -------------------------------
                                             Name:  G. L. Millenbruch
                                             Title: Vice Chairman & CFO


Date: December 30, 1999


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                               INDEX TO EXHIBITS


Exhibit No.         Exhibit
-----------         -------
     4              Amendment No. 2 to Rights Agreement, dated as of December
                    30, 1999, between Bethlehem Steel Corporation and First
                    Chicago Trust Company of New York, as Rights Agent.

    99.1 Press Release of the Company dated December 30, 1999, announcing the approval and adoption of Amendment No. 2.